SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT [Text Block]

18. SUBSEQUENT EVENT

On March 1, 2024, the Company completed its private placement with new appointed Chief Executive Officer Sandeep Singh. Mr. Singh purchased 2,222,222 common shares of the Company at a price of $1.35 per common share for gross proceeds of approximately $3,000,000.

On March 25, 2024, the Company completed a private placement with Rio Tinto pursuant to Rio Tinto’s subscription rights as a result of the private placement completed on March 1, 2024.  Rio Tinto acquired 239,528 common shares of the Company at a price of $1.35 per common share for gross proceeds of approximately $323,363.